Exhibit 32.1

INFINEX VENTURES INC.

OFFICER’S CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Infinex Ventures Inc. (the “Company”) on Form 10-QSB for the period ending January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael De Rosa, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael De Rosa

Michael De Rosa

Chief Executive Officer

Chief Financial Officer